Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Disclosure of contingent liabilities [abstract]
Commitments and contingent liabilities

Note 13 - Commitments and contingent liabilities

A.	Commitments

1.	TyrNovo, has obligations to the Israel Innovation Authority (hereinafter: "IIA") with respect to grants it received from the IIA in connection with TyrNovo's technology. The requirements and restrictions for such grants are found in the Encouragement of Research, Development and Technological Innovation in Industry Law 5744-1984 and in the IIA's rules and guidelines and the terms of these grants.

In general, a recipient company is obligated to pay the IIA royalties from the revenues generated from the sale of products and related services developed as a result of, a research and development program funded by the IIA (currently a yearly rate of 3% to 6%), up to the aggregate amount of the total grants received by the IIA, plus annual interest. Tyrnovo will not be required to repay the grants if it does not generate revenue.

TyrNovo's technologies were developed, at least in part, with funds from IIA grants, and accordingly is obligated to pay royalties on sales of any of its IIA funded products and related services. As of December 31, 2019, the maximum royalty amount that would be payable by TyrNovo, excluding interest, is approximately NIS 5.5 million (USD 1.6 million), and as of such date, TyrNovo had not paid any royalties to the IIA.

The Group does not recognize a liability for royalties because there is no reasonable assurance, as of the reporting period, that the underlying sales will occur in the future. Therefore, the financial statements do not include a liability for these royalties.

2.	TyrNovo has entered into a license agreement (the "License Agreement") with Yissum Research Development company of the Hebrew University of Jerusalem Ltd. (hereafter "Yissum") dated August 15, 2013, as amended. In accordance with the License Agreement, Yissum granted the Company an exclusive license to commercialize, exploit, develop, manufacture, market, import, export, distribute, offer to sell, or sell products, that are derived from Yissum's licensed technology.

In consideration for the grant of the license, the Company shall pay Yissum the following consideration during the term of the license:

(i)	Royalties at a rate of three percent (3%) of net sales.

(ii)	Sublicense fees at a rate of twelve percent (12%) of sublicense consideration.

In addition, Yissum is entitled to receive an exit fee of 12% of the transaction proceeds in the event of certain pre - defined transactions set forth in the License Agreement.

The consolidated financial statements do not include a liability for royalties or sublicense fees for this license agreement as there is no minimum payments and thus obligation will be recognized when the related sales will occur.

3.	FameWave has entered into a a license agreement with Tel Hashomer – Medical Research Infrastructure and Services Ltd. ("THM") and Ramot at Tel Aviv University Ltd. ("Ramot") dated April 16, 2012, which was effective as of May 25, 2010, as subsequently amended (the "THM License Agreement"). Pursuant to the THM License Agreement, THM and Ramot granted the Company a worldwide, royalty-bearing, exclusive license to develop, manufacture, produce, market and sell any biopharmaceutical product and/or diagnostic product using patents and inventions owned by THM and Ramot in connection with uses of the glycoprotein CEACAM1.

In consideration for the license grant, the Company shall pay to THM the following during the term of the license:

i)	An annual license fee of $10,000 which is credited towards any royalties to be paid during such year.

ii)	Royalties of three- and one-half (3.5%) of net sales with respect to Biopharmaceutical Products, and royalties of six- and one-half (6.5%) of net sales with respect to Diagnostic Products.

iii)	Sublicense fees at a rate of twenty percent (20%) of sublicense consideration with respect to Biopharmaceutical Products, and sublicense fees at a rate of twelve percent (12%) of sublicense consideration with respect to Diagnostic Products.

The Company has undertaken to pay certain milestone payments upon the completion of certain pre-defined clinical and sales milestones.

In addition, THM (on behalf of the licensors) are entitled to receive an exit fee of up to three- and one-half percent (3.5%) of all consideration received because of or in connection with an exit event (as defined in the THM License Agreement).

Finally, THM also received an assignable warrant to purchase, upon the closing of any IPO of FameWave, ordinary shares of FameWave, at a price equal to a certain percentage of the forecast initial market value of FameWave for each share as was determined, prior to the IPO, for the purpose of the IPO.

In accordance with the THM License Agreement, THM is entitled to appoint an observer to FameWave's board of directors who has all the rights of any other director of FameWave save for the right to vote. To date, THM has not acted on this right.

The consolidated financial statements do not include a liability for royalties or sublicense fees for this license agreement as there is no minimum payments and thus obligation will be recognized when the related sales will occur.

B.	Claims

1.	In December 2015, a lawsuit and a motion to approve such lawsuit as a class action was filed in the Tel Aviv District Court (Economic Division) against the Company and its directors by shareholders who were holding the Company's Tel Aviv Stock Exchange listed securities before the Company's initial public offering in the United States (the "U.S. IPO") that took place in November 2015, claiming damages for the purported class in the motion totaling NIS 16.4 million (USD 4.3 million) due to the U.S. IPO (the "Motion"). In addition to this amount, the petitioners in the motion are seeking remedies in order to redress discrimination against the purported class owing to the dilution caused by the public offering, including the possibility that the purported class should be awarded from the Company amounts reflecting the losses of the purported class from a possible price increase in our shares following the announcement of the Phase III clinical trial results. The Company delivered its response to the court. A preliminary hearing was held by the court on September 12, 2016 and subsequently the court set a schedule for the submission by the petitioners of a motion for discovery, and any responses to such motion. Additional preliminary hearings were held during 2017. On October 24, 2017 the court issued a ruling to stay proceedings in this matter until January 15, 2018 due to the ongoing ISA Investigation (See Note 13B(3) below). At the request of the ISA, this stay was subsequently extended several times by the court. Following approval of the Enforcement Arrangement in connection with the ISA Investigation (see Note 12B(3)), the stay was lifted. An evidentiary hearing has been scheduled for July 8, 2021.

2.	On November 8, 2016, a shareholder of the Company submitted a request to the court in connection with the Motion to be excluded from the purported class, claiming to have independent causes of action and damages of approximately NIS 1 million (USD 311,042) (the "Petition to Exclude"). The Company responded to the court and, amongst other arguments, the Company noted that pursuant to the Class Action Lawsuits Law 5766-2006 and the Regulations enacted thereunder, at the current stage of the court proceedings with respect to the 2015 Motion such shareholder cannot petition to be excluded from the purported class. The court ordered the shareholder to respond and he has done so. In May 2018, the shareholder filed an independent lawsuit against the Company in the Haifa Magistrates Court seeking damages of approximately NIS 1.1 million (USD 342,146) (the "Separate Lawsuit"). In August 2018, the Haifa Magistrates Court transferred the Separate Lawsuit to the Tel Aviv Magistrates Court. The Company is of the view that such shareholder's claims are identical to the asserted claims for damages in the Motion, and has notified the court of such and has sought a stay of proceedings pending the outcome of the Motion. A preliminary hearing on the Company's motion to dismiss the Separate Lawsuit and/or stay the proceedings was held in May, 2019, at which the court dismissed the claim without prejudice. This shareholder subsequently filed a new separate claim against the Company in the Haifa District Court – Economic Division, which has since been transferred to the Tel Aviv District Court – Economic Division. In January 2020, the Tel Aviv District Court – Economic Division accepted the Company's position that the shareholder's claims are identical to the asserted claims for damages in the Motion, and entered a stay of proceedings pending the outcome of the Motion.

The Company rejects the claims asserted in the Motion as well as in the Petition to Exclude and the Separate Lawsuit, and, in consultation with its legal advisors, believes that the likelihood of the Company not incurring any financial obligation as a result of this class action exceeds the likelihood that the Company will incur a financial obligation. Therefore, no provision for this matter was recorded in these financial statements.

3.	In February 2017 the Company announced that the Israeli Securities Authority (the "ISA") has begun a formal investigation into, amongst other matters, the Company's public disclosures around certain aspects of the studies related to its therapeutic candidate, Consensi.

In February 2017, four lawsuits and motions to approve the lawsuits as a class action lawsuit (each, a "Motion"), were filed against the Company and certain of its office holders at the Tel Aviv District Court (Economic Division), with each Motion relating to the ISA Investigation (the "2017 Motions"). One of these motions was subsequently withdrawn. The petitioners in one of the motions petitioned the court to dismiss the other two of the 2017 Motions ("Petition for Dismissal"). On December 19, 2017 the court granted the Petition for Dismissal and dismissed the other remaining 2017 Motions. The remaining motion (the "Surviving Motion") was filed against the Company, the Company's executive directors and certain of its present and former directors, by certain shareholders who are requesting to act as representatives of all shareholders of record from December 10, 2015 until February 6, 2017. The plaintiffs allege, among other things, that the Company included misleading information in its public filings which caused the class for which the plaintiffs are seeking recognition an aggregate loss of approximately NIS 29 million (approximately USD 9 million). The court ordered a stay of proceedings due to the then-ongoing ISA Investigation. Following approval of the Enforcement Arrangement in connection with the ISA Investigation, the stay was lifted. On May 29, 2020 the petitioners in the Surviving Motion filed an amended lawsuit and motion to approve the lawsuit as a class action. On November 15, 2020 the respondents filed their responses to the amended motion to approve the lawsuit as a class action. After filling such responses, the court suggested that both parties' resort to mediation, without admitting or accepting the other party's claim. Both parties accepted such suggestion. We expect that the mediation will be commenced shortly.

The Company rejects the claims in the Surviving Motion. At this preliminary stage the Company is unable, with any degree of certainty, to make any evaluations or any assessments with respect to the Surviving Motion as to the probability of success or the scope of potential exposure, if any. Therefore, no provision for this matter was recorded in these financial statements.

4.	On February 7, 2017, a holder of the Company's securities listed on the NASDAQ filed in the United States District Court (Southern District of New York) a federal securities class action against the Company, its CEO and former CFO largely relating to the same matters that were the subject of the ISA Investigation. On February 10, 2017, a holder of the Company's securities listed on the NASDAQ filed in the Superior Court of the State of California a securities class action against the Company, its CEO and former CFO and the underwriters in the Company's initial public offering in the U.S. on November 20, 2015 largely relating to the same matters that were the subject of the ISA Investigation. The Company finalized a settlement agreement with respect to both class actions lawsuits, which was approved by the court on March 22, 2019. Under the terms of the settlement, the classes in all of the actions will receive aggregate consideration of $2.0 million (the "US Settlement"). The US Settlement consideration, as well as ancillary expenses, were funded by the Company's insurance carriers. The US Settlement contains no admission of wrongdoing and reiterates that the Company has always maintained and continues to believe that it did not engage in any wrongdoing or otherwise commit any violation of federal or state securities laws or other laws, including, without limitation, vigorous denials that the Company's public statements were misleading; that the Company failed to disclose any material information from investors; that the Company acted in any deceitful manner; that any investment losses sustained by the classes were caused by the Company or other defendants' alleged misconduct, and that they have any liability to the classes in these actions. The US Settlement also reiterates that the Company's counsel has researched the applicable law and believes that the Company and other defendants can successfully defend against all claims in the actions, and that they continue to believe that the claims asserted in the actions have no merit, and the classes have no evidence to support their claims.

5.	On August 13, 2019, the Administrative Enforcement Committee (the "Committee") of the ISA approved an administrative enforcement agreement, titled Enforcement Arrangement ("Enforcement Arrangement"), entered into by and among the ISA, the Company, Isaac Israel, the Company's chief executive officer, Dr. Paul Waymack, the Company's former chairman, and Simcha Rock, the Company's former CFO pursuant to which the Company and each of Messrs. Israel, Waymack and Rock settled the ISA's claims that under Israeli Securities Laws the Company made negligent disclosures in a number of its historical reports filed with the ISA in 2014 and 2015, and the ISA decided to discontinue its criminal investigation and to cease all proceedings against the Company and its principals. As part of the Enforcement Arrangement the Company agreed to pay a fine of NIS 1,500,000 (approximately USD 466,562), payable in 24 consecutive monthly payments, of which USD 322,500 has been paid to date, and the different principals agreed to each pay a fine.

6.	On December 21, 2020, the University and BIRAD filed a statement of claim to the court against TyrNovo, the Company, its officers and others. In the claim, the petitioners allege that the University is the rightful owner of a patent owned by TyrNovo. The main remedy sought by the Petitioners is a declaratory relief under which the University is declared the owner of such patent. The Company plan to file a response in April 2021, when it is due. At this preliminary stage the Company is unable, with any degree of certainty, to make any evaluations or any assessments with respect to the probability of success or the scope of potential exposure, if any.